SUPPLEMENT DATED MAY 29, 2019

TO THE PACIFIC SELECT FUND PROSPECTUS DATED MAY 1, 2019

FOR CLASS D, CLASS I AND CLASS P SHARES

This supplement revises the Pacific Select Fund Class D, Class I and Class P shares prospectus dated May 1, 2019 (the “Prospectus”) and must be preceded or accompanied by the Prospectus. This supplement applies to the Emerging Markets Portfolio and Main Street® Core Portfolio only.  The changes within this supplement are currently in effect. Remember to review the Prospectus for other important information. Capitalized terms not defined herein are as defined in the Prospectus.

NOTICE OF SUB-ADVISER CHANGE

Effective May 24, 2019, OppenheimerFunds, Inc. (“Oppenheimer”), sub-adviser to the Emerging Markets Portfolio and Main Street Core Portfolio (the “Funds”), was acquired by Invesco Ltd., the parent of Invesco Advisors, Inc. (“Invesco”), sub-adviser to another series of the Trust, pursuant to an agreement reached between Invesco Ltd. and Oppenheimer’s indirect parent company, Massachusetts Mutual Life Insurance Company. As a result of this corporate action, the Board of Trustees of Pacific Select Fund, including a majority of the independent trustees, approved the termination of Oppenheimer and the appointment of Invesco as sub-adviser to the Funds effective May 24, 2019.  Invesco and Oppenheimer have informed the Trust that there will be no changes to the portfolio managers of the Funds, who will continue to provide the same services to the Funds. In addition, the fees and expenses of the Funds are not expected to change as a result of this change.

Disclosure Changes to the Fund Summaries section

Main Street Core Portfolio and Emerging Markets Portfolio – In the Performance subsection, the following paragraph is added after the first paragraph:

Invesco Advisers, Inc. began managing the Fund on May 24, 2019. Another firm managed the Fund before that date.

Also, in the Management subsection, the reference to “OppenheimerFunds, Inc.” is deleted and replaced with “Invesco Advisers, Inc.”

Disclosure Changes to the About Management section

The table for OppenheimerFunds, Inc. is deleted and the following is added to the table for Invesco Advisers, Inc.:

MAIN STREET CORE PORTFOLIO
Manind Govil, CFA

Portfolio manager of Invesco and/or its affiliates since May 2019. Prior to joining Invesco, Mr. Govil was a Senior Vice President, head of the main street team and a portfolio manager of Oppenheimer from 2009 to 2019. He began his investment career in 1993 and has a Bachelor of Commerce from the University of Bombay, India and an MBA from the University of Cincinnati.

Benjamin Ram

Portfolio manager of Invesco and/or its affiliates since May 2019.  Prior to joining Invesco, Mr. Ram was a Vice President and co-portfolio manager of Oppenheimer from 2009 to 2019.  He began his investment career in 1998 and has a BA from the University of Maryland and an MBA from Johns Hopkins University.

Paul Larson

Portfolio manager of Invesco and/or its affiliates since May 2019. Prior to joining Invesco, Mr. Larson was a Vice President and co-portfolio manager of Oppenheimer from 2013 to 2019 and Vice President and senior generalist analyst of Oppenheimer’s main street team from 2013 to 2019. He began his investment career in 1997 and has a BS from the University of Illinois at Chicago and an MBA from the Keller Graduate School of Management.

EMERGING MARKETS PORTFOLIO
Justin M. Leverenz, CFA

Portfolio manager of Invesco and/or its affiliates since May 2019.  Prior to joining Invesco, Mr. Leverenz was the Director of Oppenheimer’s emerging markets equities from 2013 to 2019, Senior Vice President of Oppenheimer from 2009 to 2019, and portfolio manager of Oppenheimer from 2007 to 2019. He began his investment career in 1993 and has a BA and an MA from the University of California, San Diego.

Form No. 15-50100-00

PSFSUP0519

SUPPLEMENT DATED MAY 29, 2019

TO THE PACIFIC SELECT FUND

STATEMENT OF ADDITIONAL INFORMATION

DATED MAY 1, 2019

This supplement revises the Pacific Select Fund Statement of Additional Information dated May 1, 2019 (the “SAI”), and must be preceded or accompanied by the SAI. The changes within this supplement are currently in effect. Remember to review the SAI for other important information. Capitalized terms not defined herein are as defined in the SAI.

All references and information regarding OppenheimerFunds, Inc. are deleted from the SAI in their entirety.

INFORMATION ABOUT THE MANAGERS

In the Compensation Structures and Methods section, the following is added to the end of the Invesco subsection as a new paragraph:

The peer group category for Mr. Leverenz with respect to the Emerging Markets Portfolio is Morningstar-Diversified Emerging Markets. The peer group category for Messrs. Govil, Larson, and Ram with respect to the Main Street Core Portfolio is Morningstar-Large Blend.

In the Other Accounts Managed section, all information regarding Manind Govil, Paul Larson, Justin M. Leverenz and Benjamin Ram is moved from Oppenheimer’s portion of the table to Invesco’s portion of the table.

Form No. 15-50115-00

PSFSAI0519